Exhibit 31.1
CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, James V. Gorman, certify that:
      1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of National Atlantic Holdings Corporation (the “Registrant”);
      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

/s/ James V. Gorman

Name: James V. Gorman

Title:	Chief Executive Officer
Dated: April 11, 2006